August 28, 2006

AJW Partners, LLC
AJW Qualified Partners, LLC
AJW Offshore, Ltd.
New Millennium Capital Partners, II, LLC
c/o NIR Group, Inc.
1044 Northern Boulevard
Roslyn, New York 11576

Gentlemen:

This letter is intended to amend the Registration Rights Agreements (the “Agreements”) dated July 15, 2005, August 29, 2005, January 26, 2006, February 17, 2006, and July 31, 2006 by and among Itronics Inc. (the “Company”), AJW Qualified Partners LLC (“Qualified”), New Millennium Capital Partners II, LLC (“NMC”), AJW Offshore, Ltd. (“Offshore”) and AJW Partners, LLC (“AJW”) (Qualified, NMC, Offshore and AJW are collectively referred to as the “Investors”). The Agreements provide that the Company is required to register all of the shares underlying the Warrants as well as a certain percentage of shares underlying the Notes. It is hereby agreed that the Company will be required to file a registration statement including 75,000,000 shares of common stock underlying the Notes and will not be required to register any shares issuable upon exercise of the warrants. Further, it is agreed, that provided the Company complies with the time requirements set forth in the Agreements on the registration statement for 75,000,000 shares, the Company will not be subject to liquidated damages. All other terms of the Agreements will remain unchanged.

To indicate your acceptance, please sign in the indicated space.

Sincerely,
Itronics Inc.

By: \s\ Dr. John W. Whitney
Dr. John W. Whitney, President

Agreed and Accepted

AJW Offshore, Ltd.

By: \s\ Corey Robitsky
Corey Robitsky

AJW Partners, LLC

By: \s\ Corey Robitsky
Corey Robitsky

New Millennium Capital Partners II, LLC

By: \s\ Corey Robitsky
Corey Robitsky

AJW Qualified Partners LLC

By: \s\ Corey Robitsky
Corey Robitsky